WEST SHORE REAL RETURN INCOME FUND

Class A   AWSFX

Class I   IWSFX

Class N   NWSFX

Class R    RWSFX

A Series of Two Roads Shared Trust

Supplement dated December 23, 2014
to the Prospectus and Statement of Additional Information (“SAI”) dated August 28, 2014

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Effective January 1, 2015, James G. Rickards will no longer serve as a portfolio manager of the West Shore Real Return Income Fund (the “Fund”) and instead will transition to acting as Chief Global Strategist for West Shore Group, LLC, the Fund’s investment adviser. Accordingly, effective January 1, 2015, all references to Mr. Rickards as a portfolio manager in the Fund’s Prospectus and Statement of Additional Information are deleted.

Steve Cordasco and Michael Shamosh will continue to be portfolio managers of the Fund. Messrs. Cordasco and Shamosh have managed the Fund since its inception.

There are no other changes to the management of the Fund other than as described above.

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This Supplement and the existing Prospectus and SAI, dated August 28, 2014, provide relevant information for all shareholders and should be retained for future reference.  The Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling 1-855-WSFUNDS (973-8637).